AMENDMENT TO PRE-OPENING FUNDS AGREEMENT

This AMENDMENT TO PRE-OPENING FUNDS AGREEMENT (this “Amendment”) is made and entered into as of the 2nd day of  January 2005, by and between Birmingham Bloomfield Bancorp, Inc., a Michigan corporation (the “Company”), and each of the undersigned individuals (each, an “Organizer,” and collectively, the “Organizers”).

WITNESSETH:

WHEREAS, the Company and the Organizers previously have entered into that certain Pre-Opening Funds Agreement, dated as of July 28, 2004 (the “Agreement”), which provides for the solicitation and expenditure of funds in connection with the Company’s efforts to organize a proposed de novo commercial bank (the “Bank”); and

WHEREAS, the parties desire to amend the Agreement to provide for a second class of Organizers (the “Half-Unit Organizers”) with certain rights and obligations, as provided by this Amendment, which are separate from the rights and obligations of existing Organizers under the Agreement.

NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereby agree as follows:

1.  Section 1. Section 1 of the Agreement is hereby amended to read in its entirety as follows:

1. Payments of Funds for Pre-Incorporation Expenses. Each Organizer, by execution of a counterpart hereof, hereby agrees to contribute funds (“Pre-Opening Funds”) in the amount of $30,000, or in the case of Half-Unit Organizers, in the amount of $15,000, for the purpose of funding organizational expenses of the Company and the Proposed Bank. A payment of $10,000, or in the case of Half-Unit Organizers, $5,000, shall be made by each Organizer concurrently with the execution of this Agreement, and two (2) additional payments of $10,000, or in the case of Half-Unit Organizers, $5,000, shall be due and payable within five (5) business days after notice from the Co-Managers (as defined below) that the payment is due. Pre-Opening Funds paid by check shall be made payable to “Birmingham Bloomfield Bancorp, Inc.”

2.  Section 4. Section 4 of the Agreement is hereby amended to read in its entirety as follows:

4. Additional Organizers. Upon the approval of the Co-Managers, additional Organizers, (including Half-Unit Organizers), may be added from time to time, provided that such Organizers ratify and agree to be bound by, and comply with the provisions, terms and conditions of, this Agreement. Each additional Organizer shall execute a signature page to this Agreement (and such other instrument as counsel to the Company shall require), and shall immediately contribute funds as required by Section 1 from each of the other Organizers or Half-Unit Organizers, as the case may be. Organizers who are intended to be subject to the separate terms applicable to Half-Unit Organizers shall be designated as Half-Unit Organizers on the signature page of this Agreement at the time of execution.

3.  All Other Terms in Force. Except as expressly amended hereby, all terms, provisions, conditions, covenants, representations and warranties contained in the Agreement are not modified by this Amendment and continue in full force and effect as originally written. As hereby modified and amended, all of the terms and provisions of the Agreement are ratified and confirmed.

4.  Additional Parties to the Agreement. By executing a signature page to this Amendment, the undersigned Half-Unit Organizers agree to be made parties to the Agreement, as amended hereby. The Half-Unit Organizers agree that, except as expressly provided otherwise in the Agreement, as amended, all terms, provisions, conditions, covenants, representations and warranties in the Agreement which are applicable to each Organizer shall be equally applicable to each Half-Unit Organizer.

5.  Multiple Counterparts. For the convenience of the parties hereto, this Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all counterparts hereof so executed by the parties hereto, whether or not such counterpart shall bear the execution of each of the parties hereto, shall be deemed to be, and shall be construed as, one and the same Amendment. A telecopy or facsimile transmission of a signed counterpart of this Amendment shall be sufficient to bind the party or parties whose signature(s) appear thereon.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed or caused this Amendment to be executed by their duly authorized officers as of the date first above written.

COMPANY:

BIRMINGHAM BLOOMFIELD BANCORP, INC.

By: /s/ Robet E. Farr
                                                                                                                Name: Robert E. Farr
                                                                                                                Title: President

ORGANIZERS

____________________
Name: /S/ Donald J. Abood

____________________
Name: /S/ William R. Aikens

____________________
Name: /S/ John G. Berghoefer

____________________
Name: /S/ Jane L. Brodsky

____________________
Name: /S/ John J. Byrne

____________________
Name: /S/ Harry Cendrowski

____________________
Name: /S/ Donald E. Copus

____________________
Name: /S/ Michael T. Cromwell

__________________
Name: /S/ Kevin Dillon

_________________
Name: /S/ Len Dillon

________________
Name: /S/ John M. Farr

________________
Name: /S/ Rob Farr

__________________
Name: /S/ D. Michael Jehle

__________________
Name: /S/ Charles Kaye

___________________
Name: /S/ Ralph Miesel

___________________
Name: /S/ Richard J. Miller

__________________
Name: /S/ J. Martin Nagle

____________________
Name: /S/ Dr. Joseph Nemeth

_____________________
Name: /S/ Daniel P. O’Donnell

____________________
Name: /S/ Charles T. Pryde

____________________
Name: /S/ David Radner

____________________
Name: /S/ Richard D. Rosin

_____________________
Name: /S/ Gregory Schwartz, Jr.

_____________________
Name: /S/ Walter Schwartz

______________________
Name: /S/ Henry G. Spellman

_________________
Name: /S/ Mike Vogel

___________________
Name: /S/ James A. Williams

[Signature Page for Half-Unit Organizers Follows]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above, and agree to be bound by the terms of the Agreement, as amended hereby.

ORGANIZERS